THE ADVISORS' INNER CIRCLE FUND

                  COMMERCE CAPITAL GOVERNMENT MONEY MARKET FUND
             COMMERCE CAPITAL TREASURY OBLIGATIONS MONEY MARKET FUND
       COMMERCE CAPITAL INSTITUTIONAL SELECT GOVERNMENT MONEY MARKET FUND
                                  (THE "FUNDS")

                          SUPPLEMENT DATED JUNE 3, 2008
                                     TO THE
          PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION ("SAI")
                               DATED MARCH 1, 2008

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES AND SAI AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES AND SAI.


On May 31, 2008, TD Bank, N.A. completed its acquisition of Commerce Bank, N.A. Commerce Capital Markets, Inc., the investment adviser to the Funds, is a wholly-owned non-bank subsidiary of TD Bank, N.A., which, in turn, is a subsidiary of The Toronto-Dominion Bank. Accordingly, the first sentence of the second paragraph under the heading "Investment Adviser" on page 6 of each Prospectus is hereby deleted and replaced with the following:

         1. Commerce Capital Markets, Inc. serves as the investment adviser to the Fund and is an indirect, wholly-owned non-banking subsidiary of The Toronto-Dominion Bank.

The second sentence in the first paragraph under the heading "The Adviser" on page S-7 of the SAI is hereby deleted and replaced with the following:

         2. The Adviser, formed in 1981, is a wholly-owned non-bank subsidiary of TD Bank, N.A., which, in turn, is a subsidiary of The Toronto-Dominion Bank.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.


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